                                                                      EXHIBIT 24


                                POWER OF ATTORNEY

The undersigned directors and officers of Augrid of Nevada, Inc., as of this 1st day of October, 2001, hereby constitute and appoint M. J. Shaheed and Mary F. Sloat-Horoszko, and each of them, with full power to act without the other and with full power of substitution and resubstitution, our true and lawful attorneys-in-fact with full power to execute in our name and behalf in the capacities indicated below any and all amendments (including post-effective amendments and amendments thereto) to this registration statement under the Securities Act of 1933 and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and hereby ratify and confirm each and every act and thing that such attorneys-in-fact, or any them, or their substitutes, shall lawfully do or cause to be done by virtue thereof.



                                          /s/ M. J. Shaheed
                                          ------------------
                                               M. J. Shaheed


                                          /s/ Mary F. Sloat-Horoszko
                                          --------------------------
                                               Mary F. Sloat- Horoszko


                                          /s/ Myron Finkelstein
                                          ---------------------

                                                Myron Finkelstein


                                          /s/ Earle B. Higgins
                                          --------------------
                                               Earle B. Higgins


                                          /s/ Michael M. Makki
                                          --------------------

                                               Michael M. Makki

                                          /s/ Essa Mashni
                                          ---------------
                                               Essa Mashni

                                          /s/ Cecil Weatherspoon
                                          ----------------------
                                               Cecil Weatherspoon